UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2018

LM FUNDING AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37605 (Commission File Number)	47-3844457 (IRS Employer Identification No.)

302 Knights Run Avenue, Suite 1000 Tampa, Florida 33602 (Address of principal executive offices, including zip code) (813) 222-8996 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 1.01. Entry into a Material Definitive Agreement

On December 19, 2018, LM Funding America, Inc. (“LMFA”) entered into a Non-Binding Letter of Intent (the “LOI”) with IIU, Inc. (“Company”) and Craven House Capital North America, LLC (“Seller”).

The acquisition is in all respects contingent upon, and subject to, among other things, LMFA’s completion of its legal and business due diligence investigation and satisfaction with the results thereof, the negotiation and execution of satisfactory documentation (containing, among other things, mutually agreeable closing conditions, covenants and representations and warranties), and the approval of LMFA’s board and, if required, shareholders.

Structure: At Closing, LMFA will purchase from Seller 100% of the outstanding stock of the Company.

Purchase Price: The Purchase Price shall be approximately $6,000,000 based on the Company’s Pro-Forma EBITDA for fiscal year 2019 (approximately $1,152,000 times a factor of 4) PLUS the fair market value of the Company’s marketable securities as of December 31, 2018 estimated to be $1,500,000.  The Company will be required to keep $100,000 of cash as of the Effective Date for working capital purposes.

Purchase Price Payment: The Purchase Price shall be paid at Closing as follows:

Company’s Note:  Cancellation by LMFA of all principal and accrued interest of Company’s Promissory Note dated November 3, 2018 and issued to LMFA for principal indebtedness of $1,500,000.

LMFA Note:  LMFA shall issue to Seller a Convertible Promissory Note for the balance of the Purchase Price which shall be for principal amount of approximately $4,500,000 plus the fair market value of the Company’s marketable securities as of the Effective Date subject to adjustment (“Convertible Note”).  At the option of Seller, the Convertible Note may be paid in restricted common shares of LMFA or cash.  The Convertible Note shall bear simple interest at 3% per annum.  The Convertible Note shall be due and payable upon demand at the earlier of (i) August 31, 2019 or (ii) thirty days after the first meeting of the shareholders of LMFA to occur in 2019.  If repaid by LMFA in restricted common stock, the outstanding principal and interest of the Convertible Note shall be paid by LMFA by issuing to Seller a number of restricted common shares equal to the adjusted principal and accrued interest owing on the Convertible Note divided by $2.41.

Shareholder Approval: LMFA shall seek shareholder approval for issuing restricted common shares in payment of the Convertible Note on or before its annual meeting of shareholders.  As a condition to closing, LMFA’s officer-directors shall agree to vote all of their shares in favor of approving the issuance of shares pursuant to the Convertible Note.

Closing Date: The closing date of the transaction described herein is proposed to be on or before January 1, 2019 or as reasonably practicable thereafter (“Closing”).  The Effective Date of the transaction will be January 1, 2019 regardless of when the Closing shall occur (the “Effective Date”).

LMFA Covenants: The definitive agreements shall require LMFA to provide customary covenants for a transaction requiring the issuance of its capital stock to the Seller including, but not be limited to, covenants restricting subsequent indebtedness, issuance of securities, payment of indebtedness, conduct of business, redemptions, cash or stock dividends, pledge of securities, foreign investments and other transactions affecting the amount of issued and outstanding shares of LMFA’s common stock.

IIU, Inc Covenants: Seller will cause the Company to, and the Company shall:

(i)	operate the Company and its business only in the ordinary course consistent with past practice and not engage in any extraordinary transaction without LMFA’s prior written consent;

(ii)	not dispose of or agree to dispose of any of the Company’s assets (except for the marketable securities) except in the ordinary course; and

(iii)

provide LMFA complete and free access to, and/or copies of, where applicable, all of the books, records, contracts, properties and personnel related to the Company, its business and its assets for purposes of conducting LMFA’s due diligence investigation.  The Company and Seller agree to use their reasonable best efforts to assist LMFA in its due diligence investigation of the Company and its business, including without limitation promptly responding to LMFA’s reasonable due diligence requests and providing all information with respect thereto.

Conditions to Closing: The Closing will be conditioned on the following:

1.	No material adverse change in the business, assets, financial conditions or prospects of the Company shall have occurred.

2.

Satisfactory completion by LMFA in its sole discretion of its legal and business due diligence investigation of Company, including, without limitation its review of customer contracts, professional and customer reference checks, and accounting review.

3.

Completion of definitive documentation of the transaction, including a Stock Purchase Agreement containing, among other things, reasonable and customary representations, warranties, and covenants of (i) the Company and Seller with indemnities in favor of LMFA for pre-Closing liabilities and breaches of the representations, warranties, and covenants made in the Stock Purchase Agreement and (ii) LMFA with indemnities in favor of Company and Seller for pre-Closing liabilities and breaches of the representation, warranties and covenants made in the Stock Purchase Agreement.

4.	Continued compliance by LMFA of all Nasdaq listing requirements.

5.	LMFA shall have obtained any and all necessary consents required pursuant to material agreements including the Underwriting Agreement with Maxim Group, LLC and holders of LMFA warrants.

LMFA shall have received a fairness opinion from an investment banking firm in form acceptable to LMFA’s board of directors.

The foregoing descriptions of the LOI, are subject to, and qualified in their entirety by such documents attached herewith as Exhibits 1.1, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01. Other Events.

On December 20, 2018, the Company issued a press release regarding the LOI. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Non-Binding Letter of Intent dated as of December 19, 2018, by and between LM Funding America, Inc. and IIU, Inc.

99.1	Press release issued December 20, 2018

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements.  Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties.  Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Please refer to the risks detailed from time to time in the reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2017, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM Funding America, Inc.
	By:	/s/ Richard Russell Richard Russell Chief Financial Officer
Date: December 20, 2018